Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Pursuant to 906 of the Sarbanes-Oxley Act of 2002, the undersigned hereby certifies that the Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 of Advanced Cell Technology, Inc. (the “Company”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2011

/s/ Gary Rabin
Gary Rabin, Chief Executive Officer and Chairman (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)